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                                                                    EXHIBIT 10.2


                    SEVERANCE AGREEMENT AND GENERAL RELEASE
                    ---------------------------------------

     This Severance Agreement and General Release ("Agreement") is entered into by and between John D. Branch ("Employee") and Harry's Farmers Market, Inc. (the "Company").

     For and in consideration of the payments, covenants and agreements described below, the parties agree as follows:

     1.  Termination of Employment.  Employee understands and agrees that his
         -------------------------
last day of employment with the Company and its subsidiaries is October 6, 2000 (the "Termination Date") and that he shall sign the form of resignation letter attached hereto as Exhibit A. For and in consideration of the covenants and
                   ---------
agreements described in this Agreement, the Company agrees to provide Employee the severance benefits described in Section 2 of this Agreement.

     2.  Severance Benefits.  Subject to full execution of this Agreement and
         ------------------
Employee's compliance with the terms of this Agreement throughout the Severance Period, the Company shall provide Employee with the following benefits:

         a.    Payments. The Company shall pay Employee a sum of $20,000,
               --------
     representing previously earned bonus compensation, and all other amounts due Employee, up to and including the Termination Date, at Employee's current annual salary, less all applicable withholding and taxes, at the same time as the Company's normal pay period.

         b.    Options and Restricted Stock. All stock options under the
               ----------------------------
     following agreements (collectively, the "Agreements"), shall vest and be exercisable as set forth below:

         (i) Non-qualified Stock Option Agreement, dated April 16, 1999 (the "1999 Option"), for 225,000 shares of the Company's Class A Common Stock (the "Common Stock"), with an exercise price of $0.9688, shall be vested as to 203,125 shares of Common Stock and shall be exercisable through October 6, 2002. Such terms are set forth in an amendment to the 1999 Option set forth in Exhibit B
                                                                     ---------
               attached hereto, which shall be signed and agreed to by the parties hereto.

         (ii) Non-qualified Stock Option Agreement, dated June 30, 1997 (the "1997 Option"), for 10,000 shares of Common Stock, with an exercise price of $3.00, shall be vested as to the full 10,000 shares and shall be exercisable through October 6, 2002. Such terms are set forth in an amendment to the 1997 Option set forth in Exhibit C attached hereto, which shall be signed and agreed to
                  ---------
               by the parties hereto.
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          All other stock option agreements previously entered into between
     Employee and the Company are hereby cancelled and of no further force and effect.

          c.  Corporate Apartment.  Employee shall be entitled to the continued
              -------------------
     use of the Corporate Apartment (as defined herein) through November 30, 2000. For purposes of this provision, the "Corporate Apartment" shall be defined as that apartment located at 9105 Madison Drive, Dunwoody, Georgia.

          d.  Expenses.  Employee shall be entitled to the reimbursement of any
              --------
     and all reasonable and proper business costs and expenses incurred by him during his employment with the Company, or as a member of the Board of Directors of the Company, through the Termination Date. Employee shall provide the Company with appropriate documentation of such expenses prior to reimbursement. Any dispute as to the reimbursement of costs and expenses shall be determined by the majority vote of the Company's Compensation Committee.

     3.   Release of Claims by Employee.  In consideration of the benefits being
          -----------------------------
delivered to him under the terms of this Agreement and the other promises contained in this Agreement, Employee for himself, his successors and assigns, now and forever hereby releases and discharges the Company and all its past and present officers, directors, stockholders, employees, agents, predecessors, subsidiaries, affiliates, estates, successors, assigns and attorneys (hereinafter collectively referred to as "Releasees") from any and all claims, charges, actions, causes of action, sums of money due, suits, debts, covenants, contracts, agreements, promises, demands or liabilities (hereinafter collectively referred to as "Claims") whatsoever, in law or in equity, which Employee ever had or now has from the beginning of time up to the date this Agreement is executed. Employee understands and agrees that he has knowingly relinquished, waived and forever released any and all remedies arising out of such Claims, including, without limitation, backpay, front pay, liquidated damages, compensatory damages, general damages, special damages, punitive damages, exemplary damages, consequential damages, costs, expenses and attorneys' fees.

     Without limiting the generality of the foregoing, Employee specifically acknowledges and agrees that he has knowingly and voluntarily released the Company and all other Releasees from any and all claims that are in any way connected with any employment relationship or the termination of any employment relationship that existed between the Company and Employee, including without limitation all claims arising under federal, state or local statute, regulation, ordinance or common-law for (i) employment discrimination; (ii) wrongful discharge; (iii) breach of contract; (iv) tort claims of any type, including those for intentional or negligent infliction of emotional harm, intentional or negligent hiring, retention or supervision and assault or battery; and (v) unpaid benefits, wages, compensation, commissions, bonuses or incentive payments of any type.

     4.   Release of Claims by the Company.  In consideration of the promises
          --------------------------------
contained in this Agreement, the Company, its successors and assigns, now and forever

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hereby releases and discharges the Employee from any and all Claims whatsoever, in law or in equity, which the Company ever had or now has from the beginning of time up to the date this Agreement is executed. However, notwithstanding the aforementioned, this waiver by the Company shall not inure to the benefit of any Claims by the Company based upon the intentional misconduct of Employee.

     5.   Agreement Not to Disclose Trade Secrets and Confidential Information.
          --------------------------------------------------------------------
Employee understands and agrees that, as set forth in more detail below, Employee will treat confidentially all information, records, files and discussions derived as a part of the Employee's services for the Company. Employee further agrees that such confidential information will not be used by Employee in connection with any other employment or consulting capacity or otherwise divulged except as necessary to meet the Company's business needs. This paragraph does not prevent Employee from obtaining employment in retail businesses including food stores and restaurants.

          (a)  Trade Secrets Defined. As used in this Agreement, the term "Trade
               ---------------------
Secrets" shall include, but not be limited to, customer lists, billing information, technical information regarding the Company's intellectual property and systems and product information which Employee had knowledge of during his employment at the Company. Trade secrets shall not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right or privilege of the Company. This definition shall not limit any definition of trade secrets or any equivalent term under state or federal law.

          (b)  Nondisclosure of Trade Secrets. Employee shall not directly or
               ------------------------------
indirectly transmit or disclose any Trade Secret of the Company to any person, concern or entity, and shall not make use of any such Trade Secret, directly or indirectly, for himself or for others, without the prior written consent of the Company.

          (c)  Confidential Information Defined.  As used in this Agreement, the
               --------------------------------
term "Confidential Information" shall mean all information regarding the Company, its activities, business or customers that is not generally known to persons not employed by the Company but that does not rise to the level of a Trade Secret and that is not generally disclosed by the Company practice or authority to persons not employed by the Company. Confidential Information shall not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right or privilege of the Company. This definition shall not limit any definition of confidential information or any equivalent term under state or federal law.

          (d)  Nondisclosure of Confidential Information.  Employee shall not
               -----------------------------------------
directly or indirectly transmit or disclose any Confidential Information to any person, concern or entity, or make any use of any such Confidential Information, directly or indirectly, for himself or for others, without the prior written consent of the Company.

                                      -3-
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          (e)  Enforceability. Nothing in this provision or this Agreement shall
               --------------
limit or supersede any rights or remedies otherwise available to the Company under federal, state or local law but shall be cumulative with any such rights and/or remedies. These nondisclosure covenants shall survive the expiration or termination of this Agreement for any reason.

     6.   Non-Disparagement.   Employee acknowledges and agrees that he will
          -----------------
not make any disparaging, libelous, slanderous or defamatory statements about the Company or its products, services, business and employment practices, regardless of the truth or falsity of such statements. Employee further acknowledges that, for purposes of this Section 6, the term "Company" also includes the Company's employees, officers, directors, executives, agents, attorneys and any affiliated or related organizations.

     The Company also acknowledges and agrees that it will not make any disparaging, libelous, slanderous or defamatory statements about Employee, regardless of the truth or falsity of such statements. The Company further acknowledges that, for purposes of this Section 6, the term "Company" includes the Company's employees, officers, directors, executives, agents, attorneys and any affiliated or related organizations.

     7.   Dispute Assistance.  Employee acknowledges and agrees that he will
          ------------------
reasonably assist the Company, at the Company's request and expense, in defending any Claims made against the Company relating to matters occurring during his tenure with the Company. Employee further agrees to not to assist another person or entity in any manner, directly or indirectly, in bringing any Claim against the Company, except when legally required, in which case Employee agrees to notify the Company about such requirement prior to taking any action.

     8.   Employment Reference.  The Company acknowledges and agrees that, if
          --------------------
requested by a prospective employer, the Company shall provide an employment reference that confirms Employee's dates of employment, his most recent job title and salary information and the statements contained in Exhibit D.
                                                             ---------

     9.   Press Release. Each of the Company and Employee acknowledge that it is
          -------------
necessary for the Company to issue a press release regarding the resignation of Employee and both parties agree to the issuance of the form of press release attached hereto Exhibit E.
                ---------

    10.   Acknowledgments.  This Agreement is executed by Employee voluntarily.
          ---------------
Employee acknowledges that he has had full and reasonable opportunity to consider this Agreement and that he has not been pressured or in any way coerced into its execution. Employee acknowledges and represents that he has not filed any complaint or charges against the Company relating to his employment with any other local, state or federal agency or court, that he will not do so at any time hereafter, and that if any such agency or court assumes jurisdiction of any such complaint or charge against the Company, Employee will direct that agency or court to withdraw from the matter. Employee further represents that he will not in any manner solicit any former, current or future employees

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of the Company or any other Releasee to pursue claims against the Company or any
Releasee.

     11.  Governing Law and Severability.  This Agreement and the rights and
          ------------------------------
obligations of the parties hereto shall be governed and construed in accordance with the laws of the State of Georgia. If any provision hereof is unenforceable or is held to be unenforceable, such provision shall be fully severable, and this document and its terms shall be construed and enforced as if such unenforceable provision had never comprised a part hereof.

     12.  Arbitration.    All disputes arising under this Agreement (other than
          -----------
claims in equity) shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Arbitration shall be by a single arbitrator experienced in the matters at issue and selected by the Company and Employee in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be held in such place in Atlanta, Georgia as may be specified by the arbitrator (or any place agreed to by the Company, Employee and the arbitrator). The decision of the arbitrator shall be final and binding as to any matters submitted; provided, however, if necessary, such decision and satisfaction procedure may be enforced by either the Company or Employee in any court of record having jurisdiction over the subject matter or over any of the parties to this Agreement. All costs and expenses incurred in connection with any such arbitration proceeding (including reasonable attorneys fees) shall be borne by the party against which the decision is rendered, or, if no decision is rendered, such costs and expenses shall be borne equally by the Company as one party and Employee as the other party. If the arbitrator's decision is a compromise, the determination of which party or parties bears the costs and expenses incurred in connection with any such arbitration proceeding shall be made by the arbitrator on the basis of the arbitrator's assessment of the relative merits of the parties' positions.

     12.  Entire Agreement.  This Agreement contains all the terms of the
          ----------------
Severance Agreement and General Release by and among the parties. No representations, inducements, promises, or agreements, oral or otherwise, which are not embodied herein have been made and none shall be of any force or effect.

     13.  Non-Revocation.  Employee acknowledges and agrees that this Agreement
          --------------
is valid and enforceable and that he will not institute any suit, action, or proceeding, whether at law or equity, challenging the enforceability of this Agreement.

     14.  Modification.  No waiver or modification of this Agreement or of any
          ------------
covenant, condition or limitation contained herein shall be valid unless in writing signed by both parties.

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     IN WITNESS WHEREFORE, the parties hereto have executed this Agreement on the dates set forth beside their signatures.

                                     /S/ JOHN D. BRANCH
                              ------------------------------------
                              John D. Branch

                              Date:  October 6, 2000



                              HARRY'S FARMER'S MARKET, INC.

                              By:         /S/ HARRY A. BLAZER
                                   -------------------------------
                                   Harry A. Blazer
                                   President

                              Date:  October 6, 2000

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